SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549


                                       FORM 8-K

                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported) - November 26, 1997
                                                          -----------------



                             AMERICAN ELECTROMEDICS CORP.
          ---------------------------------------------------------------
                (Exact name of registrant as specified in its charter)



              Delaware                   0-9922                04-2608713
          ------------------      ----------------------     --------------
          (State or other        (Commission File Number)    (IRS Employer
          jurisdiction of                                    Identification
          Incorporation)                                         No.)


           13 Columbia Drive, Suite 18,  Amherst, New Hampshire       03031
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              (Address of principal executive offices)           (zip code)



          Registrant's telephone number, including area code - (603) 880-6300
                                                               --------------


                                         N/A
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            (Former Name or Former Address, if changed since last report)

          ITEM 5.  OTHER EVENTS.


                    As of November 3, 1997, American Electromedics Corp. (the "Company") issued an aggregate of 720,000 shares of its Common Stock, $.10 par value, upon the conversion of $720,000 principal amount of its 14% Convertible Subordinated Debentures due October 31, 1999 (the "Debentures"). This represented the entire issue of Debentures. The Company had reduced the conversion price of the Debentures to $1.00 per share from $3.75 per share in connection with October 1997 amendments to certain arrangements with its primary bank pursuant to a Forbearance and Workout Agreement (see Exhibit 10.12 to the Company's Form 10-KSB for the fiscal year ended July 31, 1997) and its efforts to obtain additional equity capital.

                    As of November 26, 1997, the Company closed a private placement of 1,030,000 shares of its Common Stock at a price of $1.00 per share, or an aggregate purchase price of $1,030,000 to a group of "accredited investors," as such term is defined in Regulation D under the the Securities Act of 1933, as amended, pursuant to Stock Purchase Agreements between the Company and the purchasers. The Company used $150,000 of the placement proceeds to repay portions of its bank indebtedness, and plans to use the balance of the proceeds for working capital, and for possible acquisitions.

                    As of November 26, 1997, the number of outstanding shares of the Company's Common Stock was increased to 4,303,136 shares.


          ITEM 7.  EXHIBITS

                (c) 10.1  Form of Stock Purchase Agreement

                    99.   Press Release, dated December 9, 1997



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


                                      SIGNATURES


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             American Electromedics Corp.
                                             ----------------------------
                                                  (Registrant)


                                             By: /s/ Michael T. Pieniazek
                                                ---------------------------
                                                     Michael T. Pieniazek,
                                                     President

          December 10, 1997



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


                                    EXHIBIT INDEX


          Exhibit             Description
          -------             -----------

          10.1                Form of Stock Purchase Agreement

          99.                 Press Release, dated December 9, 1997